EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Outback Energy Corporation (the “Company”) on Form 10-QSB for the quarter ended January 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Repot”), I, G. Leigh Lyons, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2008
	By:	/s/ G. Leigh Lyons
G. Leigh Lyons
President, Chief Executive Officer and Chief Financial Officer